                                   EXHIBIT 5

                                              Certificate #_____________________
                                                           (For H.O. Use Only)


                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                          SPRINGFIELD, MA 01111-0001

                   VARIABLE ANNUITY CERTIFICATE APPLICATION
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

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1. PARTICIPANT INFORMATION     NOTE:  Participant must be same as Annuitant for all types of IRAs and 403(b) plans.
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
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Name (First, MI, Last)                                            Tax I.D./Social Security #
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Address (No., Street)                                             Birth Date (Mo/Day/Yr)
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Address (City, State, Zip)                                        Sex:  |_|  Male     |_| Female   Telephone Number
                                                                                                  (          )
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
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
2. JOINT PARTICIPANT INFORMATION     NOTE:                       . Joint Participants only allowed between spouses.
                                                                 . Unless otherwise specified, both signatures will be required for all Participant transactions.
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Name (First, MI, Last)                                            Social Security #
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Address (No., Street)                                             Birth Date (Mo/Day/Yr)
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Address (City, State, Zip)                                        Sex:  |_|  Male     |_| Female  Telephone Number
                                                                                                  (          )
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
3.  ANNUITANT INFORMATION     NOTE:            . Add Annuitant information only if different from Participant.
                                               . For additional instructions use Item 11.
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
Name (First, MI, Last)                                            Tax I.D./Social Security  #
----------------------------------------------------------------- -----------------------------------------------------------------
Address (No., Street)                                             Birth Date (Mo/Day/Yr)

----------------------------------------------------------------- -----------------------------------------------------------------
Address (City, State, Zip)                                        Sex:  |_|  Male     |_| Female  Telephone Number
                                                                                                  (          )
----------------------------------------------------------------- ------------------------------- ---------------------------------
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4.  BENEFICIARY INFORMATION   NOTE:              . In the event of the death of a Joint Participant, the surviving spouse shall become the Primary Beneficiary.
                                                 . For additional instructions use Item 11.
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
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Primary Beneficiary: Name (First, MI, Last)                       Relationship to Participant     Tax I.D./Social Security  #
----------------------------------------------------------------- ------------------------------- ---------------------------------
Address (No., Street)                                             Birth Date (Mo/Day/Yr)          Telephone Number
                                                                                                  (          )
----------------------------------------------------------------- ------------------------------- ---------------------------------
Address (City, State, Zip)
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Contingent Beneficiary:  Name (First, MI, Last)                   Relationship to Participant     Tax I.D./Social Security #
----------------------------------------------------------------- ------------------------------- ---------------------------------
Address (No., Street)                                             Birth Date (Mo/Day/Yr)          Telephone Number
                                                                                                  (          )
----------------------------------------------------------------- ------------------------------- ---------------------------------
Address (City, State, Zip)
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5.  PLAN INFORMATION
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Non-Qualified Plan:        |_|  Individual Plan

Qualified Plan:            |_|  Regular IRA - Tax year(s) _____,_____
                           |_|  IRA Rollover/Transfer
                           |_|  SEP-IRA
                           |_|  Roth IRA
                           |_|  457 Deferred Compensation Plan
                           |_|  TSA Plan (check one): Regular ___  Transfer ___

                           |_|  Corporate, Plan Type _____________________________________________

                           |_|  Other _________________________________________________________

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INITIAL PURCHASE PAYMENT $ _______________
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
MUVAC96a

                                                      [Product Name]

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7.  HEALTH INFORMATION
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Do you have any reason to believe that the Death Benefit will become payable to
the Beneficiary in the first Certificate Year? Yes |_| No |_|

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8.  ANNUITY ACTIVITY
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 . Have you purchased another annuity from Massachusetts Mutual Life Insurance
  Company or its affiliates or subsidiaries, including C.M. Life Insurance Company, in the past 12 months? Yes |_| No |_|

 . Will the annuity applied for replace or change any existing individual or group life insurance or annuity? Yes |_| No |_|

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
                                               NOTE:        . The Annuity Date must be the first day of a calendar month.
 9.  ANNUITY DATE ___________________                       . The Annuity Date cannot be later than the earlier of the Annuitant's
                                                              90th birthday or the maximum date permitted under state law.
                                                            . If no election is made, the Annuity Date will be the earlier of the
                                                              Annuitant's 90th birthday or the maximum date permitted under state law.

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

10.  ANNUITY OPTIONS     NOTE:  If no election is made 30 days before the
                                Annuity Date, payments will be made under Option
                                B with a 10 Year Period Certain.
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|_|  Option A - Life Income
|_| Option B - Life Income with Period Certain: |_| 5 Yr. |_| 10 Yr. |_| 20 Yr. |_| Option C - Joint and Last Survivor
|_|  Option D - Joint and 2/3 Survivor
|_|  Option E -  Period Certain:  # of Years ______

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11.  MISCELLANEOUS INSTRUCTIONS/COMMENTS
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12.  PARTICIPANT AND ANNUITANT SIGNATURES
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I hereby represent that the above information is correct and true to the best of my knowledge and belief and agree that this application shall be a part of the Certificate issued by the Company. ALL PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE BEING APPLIED FOR WHEN BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current prospectus for the Certificate.

Signed at: _______    ___________     ___________       On: _____/_____/_____
                         City             State                (Mo/Day/Yr)

Participant Signature__________________________________________________________

Joint Participant Signature ___________________________________________________

Annuitant Signature (If other than a Participant )_____________________________

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13.  NASD REGISTERED REPRESENTATIVE/AGENT/BROKER INFORMATION
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Will the annuity applied for replace or change any existing individual or group
life insurance or annuity? If yes, I have complied with all state replacement requirements. |_| Yes |_| No

If a replacement, is this replacement meant to be a tax-free exchange under
Section 1035? |_| Yes |_| No

I certify that I am NASD registered and state licensed for variable annuity contracts where this application is written and delivered.


Signature of NASD Registered Representative/Agent/Broker_______________________

Phone Number ( ) __________________

Print Name and License #/ Code  __________________  ___________________________

Name and Address of Firm ____________________  ________________________________

City _____________________________ State ________________ Zip   _______________
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Make check(s) payable to Massachusetts Mutual Life
Insurance Company and mail this signed Application
and the check to:                                   Massachusetts Mutual Life
                                                    Insurance Company
                                                    Annuity Service Center 11565
                                                    P. O. Box 9067
                                                    Springfield, MA 01102-9067
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 MUVAC96a